SHAREHOLDERS' VOTING

PROXY AGREEMENT

AMONG

THE FOURTEEN PERSONS INCLUDING WANG RONGHUA

AND

SHAANXI BIOSTAR BIOTECH LTD

【●】July, 2007
XIANYANG, CHINA

Shareholders’ Voting Proxy Agreement

This Shareholders’ Voting Proxy Agreement (the “Agreement”) is entered into as of July【●】, 2007 among the following parties in Xianyang:

Party A:	Shaanxi Biostar Biotech Ltd
Registered Address: 3rd floor, backyard of Industrial and Business Bureau, Shiji Avenue, Xianyang. Legal Representative: Wang Hui

Party B:
1. Wang Ronghua, a citizen of PRC with ID Card number【●】

2. Wang Yan, a citizen of PRC with ID Card number 【●】

3. Wang Rongfa, a citizen of PRC with ID Card number 【●】

4. Wang Rangmei, a citizen of PRC with ID Card number 【●】

5. Cao Xuezhu, a citizen of PRC with ID Card number 【●】

6. Wang Yuxing, a citizen of PRC with ID Card number 【●】,

7. An Xiaoru, a citizen of PRC with ID Card number 【●】

8. Ao Quanfang, a citizen of PRC with ID Card number 【●】

9. Tang Wenying, a citizen of PRC with ID Card number 【●】

10. Qin Hongxia, a citizen of PRC with ID Card number 【●】

11. Wu Gang, a citizen of PRC with ID Card number 【●】

12. Wu Weiping, a citizen of PRC with ID Card number 【●】

13. Bai Rong, a citizen of PRC with ID Card number 【●】

14. Wu Jin, a citizen of PRC with ID Card number 【●】

In this Agreement, Party A and Party B are called collectively as the “Parties” and each of them is called as the “Party”.

WHEREAS:

1. Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China;

2. As of the date of this Agreement, Party B are shareholders of Shaanxi Aoxing Pharmaceutical Co., Ltd (the “Shaanxi Aoxing ”) and collectively legally hold all of the equity interest of Shaanxi Aoxing; under this Agreement, Party B, The Fourteen Persons including Wang Ronghua have acted collectively as one party to this Agreement;

3. Party B desires to appoint the persons designated by Party A to exercise its shareholder’s voting rights at the shareholders’ meeting of Shaanxi Aoxing and Party A is willing to designate such persons.

NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

1. Party B hereby agrees to irrevocably appoint the persons designated by Party A with the exclusive right to exercise, on his behalf, all of his shareholder’s voting rights at the shareholder’s meeting of Shaanxi Aoxing in accordance with the laws and Shaanxi Aoxing’s Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Shaanxi Aoxing , and to appoint and elect the directors and Chairman as the authorized legal representative of Shaanxi Aoxing .

2. The persons designated by Party A shall be the full board of Party A (the “Proxy Holders”). Party A agrees that it shall maintain a board of directors with composition and members identical to the board of directors of the overseas parent company of Party A.

3.   Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder’s voting rights pursuant to this Agreement.

4. All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Shanxi Aoxing, Party B shall appoint the person designated by Party A with all shareholder’s voting rights. All Parties to this Agreement agree that, Party B can not transfer his equity interests of Shaanxi Aoxing to any individual or company (other than Party A or the individuals or entities designated by Party A).

5. Each person of Party B hereby acknowledges that he/she will continue to perform this Agreement even if one of them does not hold the equity interests of Shaanxi Aoxing any more.

6. Party B hereby acknowledges that he/she will withdraw the appointment of the persons designated by Party A if Party A change such designated person and reappoint the substituted persons designated by Party A as the new Proxy Holders to exercise his shareholder’s voting rights at the shareholder’s meeting of Shaanxi Aoxing .

7. This Agreement has been duly executed by the parties’ authorized representatives as of the date first set forth above and shall become effective upon execution.

8. This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets of, Shaanxi Aoxing by Party A;

9. Any amendment and termination of this Agreement shall be in written and agreed upon by the Parties.

10. The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

11. This Agreement is executed in both Chinese and English in two (2) copies; each Party holds one and each original copy has the same legal effect. In case of any discrepancy between Chinese and English, Chinese shall prevail.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

PARTY A: Shaanxi Biostar Biotech Ltd

(Seal)

Legal Representative/Authorized Representative(Signature):

PARTY B:

Wang Ronghua(signature):

Wang Yan(signature):

Wang Rongfa(signature):

Wang Rangmei(signature):

Cao Xuezhu(signature):

Wang Yuxing(signature):

An Xiaoru(signature):

Ao Quanfang(signature):

Tang Wenying(signature):

Qin Hongxia(signature):

Wu Gang(signature):

Wu Weiping(signature):

Bai Rong(signature):

Wu Jin(signature):

This Agreement is agreed and accepted by:

Shaanxi Aoxing Pharmaceutical Co., Ltd

(Seal)

Legal Representative/Authorized Representative(Signature):